SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2024

Date of Report (Date of earliest event reported)

SolarWindow Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-127953	59-3509694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9375 E. Shea Blvd., Suite 107, Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

(800) 213-0689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors and Officers

On February 28, 2024, Mr. Harmel S. Rayat, submitted to the Company’s Board of Directors (the “Board”) notice of his resignation from his position as Chairman of the Board, and as a director of the Company, with such resignations to be effective as of February 28, 2024. The Board accepted Mr. Rayat’s resignation on February 28, 2024. Mr. Rayat resigned because of an officer and director bar ordered by the U.S. District Court for the Southern District of New York (the “US District Court”) on February 27, 2024, in Case No. 1:21-cv-04777 (S.D.N.Y.) more fully described in Section 8.01 of this Report.

Section 8 - Other Events

Item 8.01 Other Events.

Summary of the Judgment Entered in the SEC Case

Without admitting or denying the allegations made by the Securities and Exchange Commission (the “SEC”) in its amended complaint as filed in Securities and Exchange Commission v. Harmel S. Rayat, RenovaCare, Inc., Jatinder Bhogal, Jeetenderjit Singh Sidhu, and Sharon Fleming, No. 1:21-cv-04777 (S.D.N.Y.) (the “SEC Case”), Mr. Rayat consented to the entry of a final judgment by the U.S. District Court permanently enjoining him from violating Section 17(a) of the Securities Act of 1933 (“Securities Act”) and Sections 10(b) and 20(b) of the Securities Exchange Act of 1934 (“Exchange Act”), and Rule 10b-5 thereunder; prohibiting him from acting as an officer or director of a public company; barring him from participating in the offering of any penny stock; and ordering him to pay disgorgement of $1,270,352, prejudgment interest of $207,656, and a civil penalty of $1,270,352.

Similarly, Mr. Jatinder Bhogal, a former director and officer of, and currently a consultant providing non-executive services to the Company, without admitting or denying the allegations made by the SEC in its amended complaint as filed in the SEC Case, consented to the entry of a final judgment by the US District Court permanently enjoining him from violating Securities Act Section 17(a) and Exchange Act Sections 9(a)(2) and 10(b), and Rule 10b-5 thereunder; prohibiting him from acting as an officer or director of a public company for 10 years; barring him from participating in the offering of any penny stock; and ordering him and 1420527 Alberta Ltd. to pay, jointly and severally, disgorgement of $1,136,182 and prejudgment interest of $194,562; and ordering him to pay a civil penalty of $669,687.

The Company was not a party to, or defendant in, the SEC Case. The foregoing summary of the judgements entered in the SEC Case is based upon the Company’s review and understanding of the SEC Litigation Release No. 25945 / February 27, 2024Securities and Exchange Commission v. Harmel S. Rayat, RenovaCare, Inc., Jatinder Bhogal, Jeetenderjit Singh Sidhu, and Sharon Fleming, No. 1:21-cv-04777 (S.D.N.Y.) (the “SEC Litigation Release”), pertaining to Messrs. Rayat and Bhogal and is qualified in its entirety by reference to the SEC Litigation Release. The SEC Litigation Release may be found on the SEC website at: https://www.sec.gov/litigation/litreleases/lr-25945

Section 9

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
17.1	Resignation Letter dated February 28, 2024, from Harmel Rayat.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 5, 2024.

SolarWindow Technologies, Inc.

By:	/s/ Justin Frere
Name:	Justin Frere
Title:	Interim Chief Financial Officer